GameTech International, Inc.

Nasdaq: "GMTC"

Safe Harbor Statement

- This presentation contains forward-looking statements within the meaning of the federal securities laws, and GameTech intends that these statements be subject to the safe harbor provided by those laws. Forward-looking statements include the effects of the acquisition of Summit, our potential expansion of our domestic and international business and markets, new product and product feature developments, the success of our strategic opportunities and initiatives, and expectations relating to financial and operating results. We caution that these statements are subject to risks and uncertainties that could cause actual results to differ materially from those reflected by the forward-looking statements, our ability to successfully integrate, operate and grow Summit's business, our dependence on the bingo and electronic bingo industry and Summit's dependence on the video lottery terminal business, and other factors disclosed in documents we have filed with the Securities and Exchange Commission, including the our most recently filed Form 10-K, 10-Qs and 8-Ks.

GameTech™

- We design, develop, and market high quality interactive gaming and entertainment products, principally portable bingo related systems and VLT machines.
- Operating in 43 states and 7 countries
- 65,000+ player terminals installed throughout 550 halls and locations
- Corporate office in Reno, NV and 4 regional offices; 241 staff
- Industry Best Sales and Service Network
  - 24 hour customer support
  - Nationwide field technician coverage
  - Complete hall installation and training

Increasing Margin Performance



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
($500)
1Q-FY'05
2Q-FY'05
3Q-FY'05
4Q-FY'05
1Q-FY'06
2Q-FY'06
3Q-FY'06
4Q-FY'06
1Q-FY'07
2Q-FY'07
3Q-FY'07
Operating Profit
Net Income

Increasing EPS Performance



$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
1Q-FY '05
2Q-FY '05
3Q-FY '05
4Q-FY '05
1Q-FY '06
2Q-FY '06
3Q-FY '06
4Q-FY '06
1Q-FY '07
2Q-FY '07
3Q-FY '07
EPS

3rd Quarter Results ended July 31, 2007

GAMETECH™

(Dollars in Thousands)

	FY 2007	FY 2006
Total Revenue	**$16,637**	**$12,430**
Cost of Revenue	$8,047	$5,113
Gross Profit	**$8,590**	**$7,317**
Operating Expenses:		
Research and Development	$1,064	$550
Selling, General and Administrative	$4,989	$4,662
Operating Income or Loss	**$2,537**	**$2,105**
Total Other Income/Expenses Net	$763	($96)
Income Before Tax	$1,774	$2,201
Income Tax Expense	$695	$879
Net Income	**$1,079**	**$1,322**
EBITDA	**$5,582**	**$4,672**

Nine Month YTD Results ended July 31, 2007

(Dollars in Thousands)

	FY 2007	FY 2006
Total Revenue	**$42,065**	**$37,310**
Cost of Revenue	$18,916	$14,719
Gross Profit	**$23,149**	**$22,590**
Operating Expenses:		
Research and Development	$2,451	$2,227
Selling, General and Administrative	$14,981	$15,087
Operating Income or Loss	**$5,717**	**$5,277**
Total Other Income/Expenses Net	$793	($228)
Income Before Tax	$4,924	$5,505
Income Tax Expense	$1,827	$2,158
Net Income	**$3,097**	**$3,347**
EBITDA	**$14,613**	**$12,975**

Quarterly Performance for Last 11 Quarters



$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
-20.00%
-25.00%
EBITDA
Net Income
ROE
1Q-FY '05
2Q-FY '05
3Q-FY '05
4Q-FY '05
1Q-FY '06
2Q-FY '06
3Q-FY '06
4Q-FY '06
1Q-FY '07
2Q-FY '07
3Q-FY '07

Expansion Opportunities

GAMETECH™

Electronic Bingo

Current Market Conditions

- +/- 1,000 domestic bingo halls
- Very little foreign presence

Growth Strategy

- Content revenue opportunity
- Foreign expansion
  - Mexico
    - Approximately 180 licenses with 70-80 halls currently in operation
  - England
    - Approximately 500 bingo halls with two major operators (MECCA and Gala)

Expansion Opportunities

Traditional Gaming Devices (Slot Machines)

Current Market Conditions

- Currently in four markets: Montana (44%), Louisiana (52%), South Dakota (3%), West Virginia (1%)
- Manufacturing VLTs only

Growth Strategy

- Class III
  - Nevada – 180,000+ slot machines in operation
  - California - approx 62,500 currently in operation with another 17,500 recently approved via compacts
- Class II
  - Mexico
  - Louisiana
- VLTs
  - Canada

Expansion Opportunities

Server Based Wireless

Current Market Conditions

- New Market

Growth Strategy

- Foreign installations first
- Current Content
  - Bingo
  - Slots
- Future Content
  - Web based applications
  - Race and sports book
  - Operational interfaces

Reconciliation of US GAAP Net Income to EBITDA

	1Q-FY '06	2Q-FY '06	3Q-FY '06	4Q-FY '06	1Q-FY '07	2Q-FY '07	3Q-FY '07
Net Income	$839	$1,186	$1,322	$878	$1,072	$1,207	$1,079
Add Back:							
Interest/Other expense (income)	($63)	($69)	($96)	($119)	($114)	$143	$763
Provision for income taxes	$536	$743	$879	$569	$649	$483	$695
EBIT	$1,312	$1,859	$2,105	$1,328	$1,607	$1,833	$2,537
Add Back:							
Amortization and depreciation	$2,577	$2,554	$2,567	$2,619	$2,676	$2,915	$3,045
EBITDA	$3,889	$4,414	$4,672	$3,947	$4,283	$4,748	$5,582